===============================================================================
STATEMENT OF ADDITIONAL INFORMATION

                       THE 59 WALL STREET U.S. EQUITY FUND
                 6 ST. JAMES AVENUE, BOSTON, MASSACHUSETTS 02116


===============================================================================

         The 59 Wall Street U.S. Equity Fund (the "U.S. Equity Fund" of the "Fund") is a separate portfolio of The 59 Wall Street Fund, Inc. (the "Corporation"), a management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is designed to enable investors to be invested in a portfolio of equity securities of companies that are well established and financially sound. The Fund's investment objective is to provide investors with long-term capital growth while also generating current income. There can be no assurance that the investment objective of the Fund will be achieved.

         Brown Brothers Harriman & Co. is the investment adviser (the "Investment Adviser") to the Fund. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus dated February 27, 1998, a copy of which may be obtained from the Corporation at the address noted above.


                                                 TABLE OF CONTENTS
                                                                CROSS-REFERENCE
                                                                TO
                                                      PAGE      PAGE IN
                                                                PROSPECTUS

Investment Objective and Policies  . . . . . . . . .     2      5-8
Investment Restrictions  . . . . . . . . . . . . . .     3        8
Directors and Officers . . . . . . . . . . . . . . .     5       10
Investment Adviser . . . . . . . . . . . . . . . . .     8       10
Administrator  . . . . . . . . . . . . . . . . . . .     9       11
Distributor  . . . . . . . . . . . . . . . . . . . .     9       13
Financial Intermediaries . . . . . . . . . . . . . .     9       12
Net Asset Value; Redemption in Kind  . . . . . . . .    10       14
Computation of Performance . . . . . . . . . . . . .    11    16-17

Federal Taxes  . . . . . . . . . . . . . . . . . . .    12    14-15
Description of Shares  . . . . . . . . . . . . . . .    13    15-16
Portfolio Transactions . . . . . . . . . . . . . . .    15      6-7
Additional Information . . . . . . . . . . . . . . .    17    16-17
Financial Statements . . . . . . . . . . . . . . . .    17        4


        THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS FEBRUARY
                                    27, 1998.

INVESTMENT OBJECTIVE AND POLICIES

===============================================================================

         The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques of the Fund.

                                                EQUITY INVESTMENTS

         Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

                                                 OPTIONS CONTRACTS

         OPTIONS ON STOCK. For the sole purpose of reducing risk, put and call options on stocks may be purchased for the Fund, although the current intention is not to do so in such a manner that more than 5% of the Fund's net assets would be at risk. A call option on a stock gives the purchaser of the option the right to buy the underlying stock at a fixed price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell the underlying stock at a fixed price at any time during the option period. To liquidate a put or call option position, a "closing sale transaction" may be made for the Fund at any time prior to the expiration of the option which involves selling the option previously purchased.

                          LOANS OF PORTFOLIO SECURITIES

         Securities of the Fund may be loaned if such loans are secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued income. While such securities are on loan, the borrower pays the Fund any income accruing thereon, and cash collateral may be invested for the Fund, thereby earning additional income. All or any portion of interest earned on invested collateral may be paid to the borrower. Loans are subject to termination by the Corporation in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders. Reasonable finders' and custodial fees may be paid in connection with a loan. In addition, all facts and circumstances, including the creditworthiness of the borrowing financial institution, are considered before a loan is made and no loan is made in excess of one year. There is the risk that a borrowed security may not be returned to the Fund. Securities of the Fund are not loaned to Brown Brothers Harriman & Co. or to any affiliate of the Corporation or Brown Brothers Harriman & Co.

INVESTMENT RESTRICTIONS

===============================================================================

         The Fund is operated under the following investment restrictions which are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act). (See "Additional Information".)

         Except that the Corporation may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund, the Corporation, with respect to the Fund, may not:

         (1) borrow money or mortgage or hypothecate its assets, except that in an amount not to exceed 1/3 of the current value of its net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money will be borrowed only from banks and only either to accommodate requests for the redemption of Fund shares while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations);

         (2) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures or the purchase, ownership, holding, sale or writing of options;

         (3) underwrite securities issued by other persons except insofar as it may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

         (4) make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of its net assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of its net assets is invested in repurchase agreements maturing in more than seven days, or (c) by purchasing, subject to the limitation in paragraph (5) below, a portion of an issue of debt securities of types commonly distributed privately to financial institutions, for which purposes the purchase of short-term commercial paper or a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan;

         (5) knowingly invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of its net assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days);

         (6) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities is reserved);

         (7) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of its net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes; such sales would not be made of securities subject to outstanding options);

         (8) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of its investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures or option contracts shall not be subject to this restriction;

         (9) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction;

         (10) invest more than 5% of its total assets in the securities or obligations of any one issuer (other than obligations issued by the U.S. Government, its agencies or instrumentalities); provided, however, that up to 25% of its total assets may be invested without regard to this restriction; or

         (11) purchase more than 10% of the outstanding voting securities of any one issuer.

         NON-FUNDAMENTAL RESTRICTIONS. The Fund may not as a matter of operating policy (except that the Corporation may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund): (i) purchase securities of any investment company if such purchase at the time thereof would cause more than 10% of its total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held for it; or (ii) invest more than 10% of its net assets (taken at the greater of cost or market value) in restricted securities.

These policies are not fundamental and may be changed without shareholder approval in response to changes in the various state and federal requirements.

         PERCENTAGE AND RATING RESTRICTIONS. If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or a later change in the rating of a portfolio security is not considered a violation of policy.

DIRECTORS AND OFFICERS

===============================================================================

         The Directors and executive officers of the Corporation, their principal occupations during the past five years (although their titles may have varied during the period) and business addresses are:

                                           DIRECTORS OF THE CORPORATION

         J.V. SHIELDS, JR.* -- Chairman of the Board and Director; Trustee of The 59 Wall Street Trust; Managing Director, Chairman and Chief Executive Officer of Shields & Company; Chairman and Chief Executive Officer of Capital Management Associates, Inc.; Director of Flowers Industries, Inc.(1) His business address is Shields & Company, 140 Broadway, New York, NY 10005.

         EUGENE P. BEARD** -- Director; Trustee of The 59 Wall Street

Trust (since April 1993); Vice Chairman - Finance and Operations of The Interpublic Group of Companies. His business address is The Interpublic Group of Companies, Inc., 1271 Avenue of the Americas, New York, NY 10020.

         DAVID P. FELDMAN** -- Director; Trustee of The 59 Wall Street Trust; Retired; Chairman and Chief Executive Officer - AT&T Investment Management Corporation (prior to October 1997); Director of Dreyfus Mutual Funds, Equity Fund of Latin America, New World Balanced Fund, India Magnum Fund, and U.S. Prime Properties Inc.; Trustee of Corporate Property Investors. His business address is 3 Tall Oaks Drive, Warren, NJ 07059.


         ALAN G. LOWY** -- Director; Trustee of The 59 Wall Street Trust (since April 1993); Secretary of the Los Angeles County Board of Investments (prior to March 1995). His business address is 4111 Clear Valley Drive, Encino, CA 91436.

         ARTHUR D. MILTENBERGER** -- Director; Trustee of The 59 Wall Street Trust; Vice President and Chief Financial Officer of Richard K. Mellon and Sons; Treasurer of Richard King Mellon Foundation; Director of Vought Aircraft Corporation (prior to September 1994), Caterair International (prior to April
1994); Member of Advisory Committee of Carlyle Group and Pittsburgh Seed Fund and Valuation Committee of Morgenthaler Venture Funds(2). His business address is Richard K. Mellon and Sons, P.O. Box RKM, Ligonier, PA 15658.

                                            OFFICERS OF THE CORPORATION

         PHILIP W. COOLIDGE -- President; Chief Executive Officer and President of Signature Financial Group, Inc. ("SFG"), 59 Wall
Street Distributors, Inc. ("59 Wall Street Distributors") and 59
Wall Street Administrators, Inc. ("59 Wall Street
Administrators") (since June 1993).

         JAMES E. HOOLAHAN -- Vice President; Senior Vice President of SFG.

         JOHN R. ELDER -- Treasurer; Vice President of SFG (since
April 1995); Treasurer of Phoenix Family of Mutual Funds (prior to April 1995).

         LINDA T. GIBSON -- Secretary; Vice President and Assistant Secretary of SFG (since June, 1991); Assistant Secretary of 59 Wall Street Distributors and 59 Wall Street Administrators (since June 1993).

         MOLLY S. MUGLER -- Assistant Secretary; Vice President and

Assistant Secretary of SFG; Assistant Secretary of 59 Wall Street Distributors and 59 Wall Street Administrators (since June 1993).

         CHRISTINE A. DRAPEAU - Assistant Secretary; Assistant Vice President of SFG (since January 1996); Paralegal and Compliance Officer, various financial companies (July 1992 to January 1996); Graduate Student, Bentley College (prior to December 1994).

-------------------------

* Mr. Shields is an "interested person" of the Corporation because of his affiliation with a registered broker-dealer.

** These Directors are members of the Audit Committee of the Corporation.

(1) Shields & Company, Capital Management Associates, Inc. and Flowers Industries, Inc., with which Mr. Shields is associated, are a registered broker-dealer and a member of the New York Stock Exchange, a registered investment adviser, and a diversified food company, respectively.

(2) Richard K. Mellon and Sons, Richard King Mellon Foundation, Vought Aircraft Corporation, Caterair International, The Carlyle Group and Morgenthaler Venture Funds, with which Mr. Miltenberger is or has been associated, are a private foundation, a private foundation, a business development firm, an aircraft manufacturer, an airline food services company, a merchant bank, and a venture capital partnership, respectively.

         Each Director and officer listed above holds the equivalent position with The 59 Wall Street Trust. The address of each officer is 6 St. James Avenue, Boston, Massachusetts 02116. Messrs. Coolidge, Hoolahan, and Elder and Mss. Gibson , Mugler and Drapeau also hold similar positions with other investment companies for which affiliates of 59 Wall Street Distributors serve as the principal underwriter.

(2) Richard K. Mellon and Sons, Richard King Mellon Foundation, Vought Aircraft Corporation, Caterair International, The Carlyle Group and Morgenthaler Venture Funds, with which Mr. Miltenberger is or has been associated, are a private foundation, a private foundation, a business development firm, an aircraft manufacturer, an airline food services company, a merchant bank, and a venture capital partnership, respectively.

         Each Director and officer listed above holds the equivalent position with The 59 Wall Street Trust. The address of each officer is 6 St. James Avenue, Boston, Massachusetts 02116. Messrs. Coolidge, Hoolahan, and Elder and Mss. Gibson , Mugler and Drapeau also hold similar positions with other investment companies for which affiliates of 59 Wall Street Distributors serve as the principal underwriter.

         Except for Mr. Shields, no Director is an "interested person" of the Corporation as that term is defined in the 1940 Act.


DIRECTORS OF THE CORPORATION

         The Directors of the Corporation receive a base annual fee of $15,000 (except the Chairman who receives a base annual fee of $20,000) which is paid jointly by all series of the Corporation and The 59 Wall Street Trust and allocated among the series based upon their respective net assets. In addition, each series which has commenced operations pays an annual fee to each Director of $1,000.




                                                     Pension or                          Total
                                                     Retirement                          Compensation
                           Aggregate                 Benefits Accrued  Estimated Annual  from the Corporation
Name of Person,            Compensation              as Part of        Benefits upon     and  Fund Complex*
POSITION                   FROM THE CORPORATION      FUND EXPENSES     RETIREMENT        PAID TO DIRECTORS

J.V. Shields, Jr.,         $10,822                   none               none             $28,500
Trustee

Eugene P. Beard,           $ 9,492                   none               none              23,500
Trustee

David P. Feldman,          $ 9,492                   none               none              23,500
Trustee

Alan G. Lowy,              $ 9,492                   none               none              23,500
Trustee

Arthur D. Miltenberger,    $ 9,492                   none               none              23,500
Trustee


* The Fund Complex consists of the Corporation and The 59 Wall Street Trust which currently consists of three series.

         By virtue of the responsibilities assumed by Brown Brothers Harriman & Co. under the Investment Advisory Agreement and the Administration Agreement (see "Investment Adviser" and "Administrator"), the Corporation does not require employees other than its officers, and none of its officers devote full time to the affairs of the Corporation, or, other than the Chairman, receive any compensation from the Fund.

         As of January 31, 1998, the Corporation's Directors and officers as a group beneficially owned less than 1% of the outstanding shares of the Corporation. At the close of business on that date, no person, to the knowledge of management, owned beneficially more than 5% of the outstanding shares of the Fund except that the Baird Family Trust Account owned 115,501 (8.8%) shares of the Fund. The address of each of the above named is c/o Brown Brothers Harriman & Co., 59 Wall Street, New York, New York 10005. As of that date, partners of Brown Brothers Harriman & Co. and their immediate families owned an additional 50,610 (3.9%) shares of the Fund. Also, Brown Brothers Harriman & Co. Employee Pension Plan on that date held 333,285 (5.5%) shares of the Fund. Brown Brothers Harriman and its affiliates separately are able to direct the disposition of an additional 505,205 (38.6%) shares of the Fund, as to which shares Brown Brothers Harriman & Co. disclaims beneficial ownership.


INVESTMENT ADVISER

===============================================================================

         Under an Investment Advisory Agreement with the Corporation, subject to the general supervision of the Corporation's Directors and in conformance with the stated policies of the Fund, Brown Brothers Harriman & Co. provides investment advice and portfolio management services to the Fund. In this regard, it is the responsibility of Brown Brothers Harriman & Co. to make the day-to-day investment decisions for the Fund, to place the purchase and sale orders for portfolio transactions of the Fund, and to manage, generally, the investments of the Fund.


         The Investment Advisory Agreement between Brown Brothers Harriman & Co. and the Corporation is dated June 9, 1992, as amended and restated November 1, 1993 and remains in effect for two years from such date and thereafter, but only as long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) or by the Corporation's Directors, and (ii) by a vote of a majority of the Directors of the Corporation who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of the Corporation ("Independent Directors") cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement was most recently approved by the Independent Directors on December 17, 1997. The Investment Advisory Agreement terminates automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Directors of the Corporation or by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) on 60 days' written notice to Brown Brothers Harriman & Co. and by Brown Brothers Harriman & Co. on 90 days' written notice to the Corporation. (See "Additional Information".)

         The investment advisory fee paid to the Investment Adviser is calculated daily and paid monthly at an annual rate equal to 0.65% of the Fund's average daily net assets. For the fiscal years ended October 31, 1995, 1996 and 1997, the Fund incurred $167,339, $277,632 and $154,392, respectively, for advisory services.

         The Glass-Steagall Act prohibits certain financial institutions from engaging in the business of underwriting, selling or distributing securities and from sponsoring, organizing or controlling a registered open-end investment company continuously engaged in the issuance of its shares, such as the Fund. There is presently no controlling precedent prohibiting financial institutions such as Brown Brothers Harriman & Co. from performing investment advisory, administrative or shareholder servicing/eligible institution functions. If Brown Brothers Harriman & Co. were to terminate its Investment Advisory Agreement with the Corporation or were prohibited from acting in such capacity, it is expected that the Directors would recommend the shareholders that they approve a new investment advisory agreement for the Fund with another qualified adviser. If Brown Brothers Harriman & Co. were to terminate its Eligible Institution Agreement or Administration Agreement with the Corporation or were prohibited from acting in any such capacity, its customers would be permitted to remain shareholders of the Corporation and alternative means for providing shareholder services or administrative services, as the case may be, would be sought. In such event, although the operation of the Corporation might change, it is not expected that any shareholders would suffer any adverse financial consequences. However, an alternative means of providing shareholder services might afford less convenience to shareholders.

ADMINISTRATOR

===============================================================================

         The Administration Agreement between the Corporation and Brown Brothers Harriman & Co. (dated November 1, 1993) will remain in effect for two years from such date and thereafter, but only so long as such agreement is specifically approved at least annually in the same manner as the Investment Advisory Agreement (see "Investment Adviser"). The Independent Directors most recently approved the Corporation's Administration Agreement on December 17, 1997. The agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Directors of the Corporation, or by a vote of the holders of a "majority of the Corporation's outstanding voting securities" (as defined in the 1940 Act). (See "Additional Information"). The Administration Agreement is terminable by the Directors of the Corporation or shareholders of the Corporation on 60 days' written notice to Brown Brothers Harriman & Co. and by Brown Brothers Harriman & Co. on 90 days' written notice to the Corporation. The administrative fee payable to Brown Brothers Harriman & Co. from the Fund is calculated daily and payable monthly at an annual rate equal to 0.15% of the Fund's average daily net assets. For the fiscal years ended October 31, 1995 , 1996 and 1997, the Fund incurred $38,617 , $64,069 and $91,737, respectively, for administrative services.

DISTRIBUTOR
===============================================================================


         The Distribution Agreement (dated September 5, 1990, as amended and restated February 12, 1991) between the Corporation and 59 Wall Street Distributors remains in effect indefinitely, but only so long as such agreement is specifically approved at least annually in the same manner as the Investment Advisory Agreement. (See "Investment Adviser".) The Distribution Agreement was most recently approved by the Independent Directors of the Corporation on February 24, 1998. The agreement terminates automatically if assigned by either party thereto and is terminable with respect to the Fund at any time without penalty by a vote of a majority of the Directors of the Corporation or by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act). (See "Additional Information".) The Distribution Agreement is terminable with respect to the Fund by the Corporation's Directors or shareholders of the Fund on 60 days' written notice to 59 Wall Street Distributors. The agreement is terminable by 59 Wall Street Distributors on 90 days' written notice to the Corporation.

FINANCIAL INTERMEDIARIES

===============================================================================

         One or more brokers which serve as Financial Intermediaries have been authorized by the Corporation to accept purchase and redemption orders for Fund shares on its behalf and are authorized to designate other intermediaries to accept purchase and redemption orders for Fund shares on the Corporation's behalf. The Corporation will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, such broker's authorized designee, accepts the order and such an order will be executed at the net asset value per share next determined after such acceptance.

NET ASSET VALUE; REDEMPTION IN KIND

===============================================================================


         The net asset value of each of the Fund's shares is determined each day the New York Stock Exchange is open for regular trading. (As of the date of this Statement of Additional Information, such Exchange is open every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.) This determination of net asset value of each share of the Fund is made once during each such day as of the close of regular trading on such Exchange by subtracting from the value of the Fund's total assets the amount of its liabilities, and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

         The value of investments listed on a securities exchange is based on the last sale prices as of the close of regular trading of the New York Stock Exchange (which is currently 4:00 P.M., New York time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such Exchange. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

         Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Directors. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities.

         Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Corporation's Directors. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired for the Fund was more than 60 days, unless this is determined not to represent fair value by the Directors.

         Subject to the Corporation's compliance with applicable regulations, the Corporation has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Corporation has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Corporation is obligated with respect to any one investor during any 90 day period to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets at the beginning of such 90 day period.

COMPUTATION OF PERFORMANCE
===============================================================================

         The average annual total rate of return of the Fund is calculated for any period by (a) dividing (i) the sum of the aggregate net asset value per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, (b) raising the quotient to a power equal to 1 divided by the number of years in the period, and
(c) subtracting 1 from the result.

         The total rate of return of the Fund for any specified period is calculated by (a) dividing (i) the sum of the aggregate net asset value per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, and (b) subtracting 1 from the result.

         The average annual total rate of return for the Fund for the period July 23, 1992 (commencement of operations) to October 31, 1997 was 17.89%. The average annual total rate of return for the Fund for the fiscal year ended October 31, 1997 was 30.29%. The average annual total rate of return for the Fund for the five-year period ended October 31, 1997 was 18.17%.

         Performance calculations should not be considered a representation of the average annual or total rate of return of the Fund in the future since the rates of return are not fixed. Actual total rates of return and average annual rates of return depend on changes in the market value of, and dividends and interest received from, the investments held by the Fund and the Fund's expenses during the period.

         Total and average annual rate of return information may be useful for reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Fund's total rate of return fluctuates, and this should be considered when reviewing performance or making comparisons.

FEDERAL TAXES

===============================================================================

         Each year, the Corporation intends to continue to qualify the Fund and elect that the Fund be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under Subchapter M of the Code the Fund is not subject to federal income taxes on amounts distributed to shareholders.

         Qualification as a regulated investment company under the Code requires, among other things, that (a) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or other income derived with respect to its business of investing in such securities; (b) less than 30% of the Fund's annual gross income be derived from gains (without offset for losses) from the sale or other disposition of securities held for less than three months; and (c) the holdings of the Fund be diversified so that, at the end of each quarter of its fiscal year, (i) at least 50% of the market value of the Fund's assets be represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets be invested in the securities of any one issuer (other than U.S. Government securities). In addition, in order not to be subject to federal income tax, at least 90% of the Fund's net investment income and net short-term capital gains earned in each year must be distributed to the Fund's shareholders.

         Gains or losses on sales of securities for the Fund are treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where a put has been acquired or a call has been written thereon for the Fund. Other gains or losses on the sale of securities are treated as short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities are generally treated as gains and losses from the sale of securities. If an option written for the Fund lapses or is terminated through a closing transaction, such as a repurchase for the Fund of the option from its holder, the Fund may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid in the closing transaction. If securities are sold for the Fund pursuant to the exercise of a call option written for it, the premium received is added to the sale price of the securities delivered in determining the amount of gain or loss on the sale. The requirement that less than 30% of the Fund's gross income be derived from gains from the sale of securities held for less than three months may limit the ability to write options and engage in transactions involving stock index futures.

         Certain options contracts held for the Fund at the end of each fiscal year are required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions are treated as long-term capital gain or loss, and the remainder are treated as short-term capital gain or loss regardless of how long such options were held. The Fund may be required to defer the recognition of losses on stock or securities to the extent of any unrecognized gain on offsetting positions held for it.

         RETURN OF CAPITAL. If the net asset value of shares is reduced below a shareholder's cost as a result of a dividend or capital gains distribution by the Fund, such dividend or capital gains distribution would be taxable even though it represents a return of invested capital.

         REDEMPTION OF SHARES. Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities would be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of Fund shares held one year or less is treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange of Fund shares is disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend or capital gains distribution in Fund shares.

         OTHER TAXES. The Fund may be subject to state or local taxes in jurisdictions in which it is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes. DESCRIPTION OF SHARES

===============================================================================

         The Corporation is an open-end management investment company organized as a Maryland corporation on July 16, 1990. The Articles of Incorporation currently permit the Corporation to issue 2,500,000,000 shares of common stock, par value $0.001 per share, of which 25,000,000 shares have been classified as shares of The 59 Wall Street U.S. Equity Fund. The Corporation currently consists of eight portfolios.

         Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the

Corporation do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Corporation may elect all of the Directors of the Corporation if they choose to do so and in such event the other shareholders in the Corporation would not be able to elect any Director. The Corporation is not required and has no current intention to hold meetings of shareholders annually but the Corporation will hold special meetings of shareholders when in the judgment of the Corporation's Directors it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances (E.G., upon application and submission of certain specified documents to the Directors by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Directors. Shareholders also have the right to remove one or more Directors without a meeting by a declaration in writing by a specified number of shareholders. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable.

         Stock certificates are not issued by the Corporation.

         The Articles of Incorporation of the Corporation contain a provision permitted under Maryland Corporation Law which under certain circumstances eliminates the personal liability of the Corporation's Directors to the Corporation or its shareholders.

         The Articles of Incorporation and the By-Laws of the Corporation provide that the Corporation indemnify the Directors and officers of the Corporation to the full extent permitted by the Maryland Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Corporation. However, nothing in the Articles of Incorporation or the By-Laws of the Corporation protects or indemnifies a Director or officer of the Corporation against any liability to the Corporation or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         The Corporation may, in the future, seek to achieve the Fund's investment objective by investing all of the Fund's investable assets in a no-load, diversified, open-end management investment company having substantially the same investment objective as those applicable to the Fund. In such event, the Fund would no longer directly require investment advisory services and therefore would pay no investment advisory fees. Further, the administrative services fee paid from the Fund would be reduced. At a shareholder's meeting held on September 23, 1993, the Fund's shareholders approved changes to the investment restrictions of the Fund to authorize such an investment. Such an investment would be made only if the

Directors believe that the aggregate per share expenses of the Fund and such other investment company would be less than or approximately equal to the expenses which the Fund would incur if the Corporation were to continue to retain the services of an investment adviser for the Fund and the assets of the Fund were to continue to be invested directly in portfolio securities.

         It is expected that the investment of the Fund in another investment company will have no preference, preemptive, conversion or similar rights, and will be fully paid and non-assessable. It is expected that the investment company will not be required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its trustees, it is necessary or desirable to submit matters for an investor vote. It is expected that each investor will be entitled to a vote in proportion to the share of its investment in such investment company. Except as described below, whenever the Corporation is requested to vote on matters pertaining to the investment company, the Corporation would hold a meeting of the Fund's shareholders and would cast its votes on each matter at a meeting of investors in the investment company proportionately as instructed by the Fund's shareholders.

PORTFOLIO TRANSACTIONS

===============================================================================

         In effecting securities transactions for the Fund, the Investment Adviser seeks to obtain the best price and execution of orders. In selecting a broker, the Investment Adviser considers a broker's ability to execute orders without disturbing the market price, a broker's reliability for prompt, accurate confirmations and on-time delivery of securities, and the quality and reliability of brokerage services, including execution capability and performance and financial responsibility, and may consider the research and other investment information provided by such brokers. Accordingly, the commissions charged by a broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by that broker.

         For the fiscal years ended October 31, 1995, 1996 and 1997, the aggregate commissions paid by the Fund were $66,007, $91,075, and $53,347 respectively.

         Portfolio securities are not purchased from or sold to the Administrator, Distributor or Investment Adviser or any "affiliated person" (as defined in the 1940 Act) of the Administrator, Distributor or Investment Adviser when such entities are acting as principals, except to the extent permitted by law. The Corporation uses Brown Brothers Harriman & Co. as one of the Fund's principal brokers where, in the judgment of the

Investment Adviser, such firm is able to obtain a price and execution at least as favorable as prices and executions provided by other qualified brokers. As one of the Fund's principal brokers, Brown Brothers Harriman & Co. receives brokerage commissions from the Fund.

         The use of Brown Brothers Harriman & Co. as a broker for the Fund is subject to the provisions of Rule 11a2-2(T) under the Securities Exchange Act of 1934 which permits the Corporation to use Brown Brothers Harriman & Co. as a broker provided that certain conditions are met.

         In addition, under the 1940 Act, commissions paid by the Fund to Brown Brothers Harriman & Co. in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission.

         A committee of non-interested Directors from time to time reviews, among other things, information relating to the commissions charged by Brown Brothers Harriman & Co. to the Fund and to its other customers and information concerning the prevailing level of commissions charged by other qualified brokers. In addition, the procedures pursuant to which Brown Brothers Harriman & Co. effects brokerage transactions for the Fund are reviewed and approved no less often than annually by a majority of the non-interested Directors.

         For the fiscal years ended October 31, 1995, 1996 and 1997, total transactions with a principal value of $38,139,053, $43,947,413 and $33,214,259, were effected for the Fund of which transactions with a principal value of $16,283,300, $20,646,719 and $13,199,626, were effected by Brown Brothers
Harriman & Co. which involved payments of commissions to Brown Brothers Harriman & Co. of $35,145, $50,078, and $21,916, respectively.

         A portion of the transactions for the Fund are executed through qualified brokers other than Brown Brothers Harriman & Co. In selecting such brokers, the Investment Adviser may consider the research and other investment information provided by such brokers. Research services provided by brokers to which Brown Brothers Harriman & Co. has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Investment Adviser's clients and not solely or necessarily for the benefit of the Fund. The Investment Adviser believes that the value of research services received is not determinable nor does such research significantly reduce its expenses. The Corporation does not reduce the fee paid by the Fund to the Investment Adviser by any amount that might be attributable to the value of such services.

         A committee, comprised of officers and partners of Brown Brothers Harriman & Co. who are portfolio managers of some of Brown Brothers Harriman & Co.'s managed accounts (the "Managed Accounts"), evaluates semi-annually the nature and quality of the brokerage and research services provided by brokers, and, based on this evaluation, establishes a list and projected ranking of preferred brokers for use in determining the relative amounts of commissions to be allocated to such brokers. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings.

         The Directors of the Corporation review regularly the reasonableness of commissions and other transaction costs incurred for the Fund in light of facts and circumstances deemed relevant from time to time and, in that connection, receive reports from the Investment Adviser and published data concerning transaction costs incurred by institutional investors generally.

                                                   MISCELLANEOUS

         Over-the-counter purchases and sales are transacted directly with principal market makers, except in those circumstances in which, in the judgment of the Investment Adviser, better prices and execution of orders can otherwise be obtained. If the Corporation effects a closing transaction with respect to a futures or option contract, such transaction normally would be executed by the same broker-dealer who executed the opening transaction. The writing of options by the Corporation may be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Corporation may write may be affected by options written by the Investment Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

ADDITIONAL INFORMATION

===============================================================================

         As used in this Statement of Additional Information and the Prospectus, the term "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) currently means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less.

         Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors.

         A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when regular trading on such Exchange is restricted as determined by the Securities and Exchange Commission by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the net asset value of, the Fund's portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the Securities and Exchange Commission may permit.

         With respect to the securities offered by the Prospectus, this Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933. Pursuant to the rules and regulations of the Securities and Exchange Commission, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

         Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement.

 Each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS

===============================================================================

         The Annual Report of the Fund dated October 31, 1997 has been filed with the Securities and Exchange Commission pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Annual Report will be provided, without charge, to each person receiving this Statement of Additional Information.



 WS5462A

===============================================================================
STATEMENT OF ADDITIONAL INFORMATION

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND
                 6 ST. JAMES AVENUE, BOSTON, MASSACHUSETTS 02116


===============================================================================

         The 59 Wall Street Inflation-Indexed Securities Fund (the "Inflation-Indexed Securities Fund" or the "Fund") is a separate portfolio of The 59 Wall Street Fund, Inc. (the "Corporation"), a management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Inflation-Indexed Securities Fund is designed to enable investors to be invested in a portfolio of securities that are structured to provide protection against inflation. The Inflation-Indexed Securities Fund's investment objective is to provide investors with a high level of current income consistent with minimizing price fluctuations in net asset value and maintaining liquidity. There can be no assurance that the investment objective of the Fund will be achieved.

         Brown Brothers Harriman & Co. is the investment adviser (the "Investment Adviser") to the Fund. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus dated February 27, 1998, a copy of which may be obtained from the Corporation at the address noted above.



                                TABLE OF CONTENTS

                                                               CROSS-REFERENCE
                                                               TO
                                                      PAGE     PAGE IN
                                                               PROSPECTUS

Investment Objective and Policies  . . . . . . . . .     2     5-9
Investment Restrictions  . . . . . . . . . . . . . .     2       9
Directors and Officers . . . . . . . . . . . . . . .     5      11
Investment Adviser . . . . . . . . . . . . . . . . .     8   11-12
Administrator  . . . . . . . . . . . . . . . . . . .     9   12-13
Distributor  . . . . . . . . . . . . . . . . . . . .     9      15
Financial Intermediaries . . . . . . . . . . . . . .    10      13
Net Asset Value; Redemption in Kind  . . . . . . . .    10      15

Computation of Performance . . . . . . . . . . . . .    11      18
Federal Taxes  . . . . . . . . . . . . . . . . . . .    12   16-17
Description of Shares  . . . . . . . . . . . . . . .    14      17
Portfolio Transactions . . . . . . . . . . . . . . .    15     7-8
Note Ratings . . . . . . . . . . . . . . . . . . . .    15   19-20
Additional Information . . . . . . . . . . . . . . .    16      18
Financial Statements . . . . . . . . . . . . . . . .    17       4

        THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS FEBRUARY
                                    27, 1998.

INVESTMENT OBJECTIVE AND POLICIES

===============================================================================

         The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques of the Fund.

                                                EQUITY INVESTMENTS

         Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.


                                           LOANS OF PORTFOLIO SECURITIES

         Securities of the Fund may be loaned if such loans are secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued income. While such securities are on loan, the borrower pays the Fund any income accruing thereon, and cash collateral may be invested for the Fund, thereby earning additional income. All or any portion of interest earned on invested collateral may be paid to the borrower. Loans are subject to termination by the Corporation in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders. Reasonable finders' and custodial fees may be paid in connection with a loan. In addition, all facts and circumstances, including the creditworthiness of the borrowing financial institution, are considered before a loan is made and no loan is made in excess of one year. There is the risk that a borrowed security may not be returned to the Fund. Securities of the Fund are not loaned to Brown Brothers Harriman & Co. or to any affiliate of the Corporation or Brown Brothers Harriman & Co.

INVESTMENT RESTRICTIONS

===============================================================================

         The Fund is operated under the following investment restrictions which are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act). (See "Additional Information".)

         Except that the Corporation may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund, the Corporation, with respect to the Fund, may not:

         (1) borrow money or mortgage or hypothecate its assets, except that in an amount not to exceed 1/3 of the current value of its net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money will be borrowed only from banks and only either to accommodate requests for the redemption of Fund shares while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or, reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;


         (2) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures or the purchase, ownership, holding, sale or writing of options;

         (3) underwrite securities issued by other persons except insofar as it may technically be deemed an underwriter under the Securities Act of 1933, as amended in selling a portfolio security;

         (4) make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of its net assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of its net assets is invested in repurchase agreements maturing in more than seven days, or (c) by purchasing, subject to the limitation in paragraph (5) below, a portion of an issue of debt securities of types commonly distributed privately to financial institutions, for which purposes the purchase of short-term commercial paper or a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan;

         (5) knowingly invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of its net assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days);

         (6) enter into reverse repurchase agreements which, including any borrowings described in paragraph (1), exceed, in the aggregate, one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, it will, within three days thereafter (not including weekends and holidays) or such longer period as the Securities and Exchange Commission may prescribe, reduce the amount of the obligations created by reverse repurchase agreements to an extent that such obligations will not exceed, in the aggregate, one-third of the market value of its assets;

         (7) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities is reserved);

         (8) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of its net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes; such sales would not be made of securities subject to outstanding options);

         (9) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of its investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures or option contracts shall not be subject to this restriction;

         (10) issue any senior security (as that term is defined in the 1940
Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction;

         (11) invest more than 5% of its total assets in the securities or obligations of any one issuer (other than obligations issued by the U.S. Government, its agencies or instrumentalities); provided, however, that up to 25% of its total assets may be invested without regard to this restriction;

         (12) purchase more than 10% of all outstanding debt obligations of any one issuer (other than obligations issued by the U.S. Government, its agencies or instrumentalities).

         NON-FUNDAMENTAL RESTRICTIONS. The Fund may not as a matter of operating policy (except that the Corporation may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund): (i) purchase securities of any investment company if such purchase at the time thereof would cause more than 10% of its total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held for it; or (ii) invest more than 10% of its net assets (taken at the greater of cost or market value) in restricted securities. These policies are not fundamental and may be changed without shareholder approval.

         PERCENTAGE AND RATING RESTRICTIONS. If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or a later change in the rating of a portfolio security is not considered a violation of policy.

DIRECTORS AND OFFICERS

===============================================================================

       The Directors and executive officers of the Corporation, their principal occupations during the past five years (although their titles may have varied during the period) and business addresses are:

                                           DIRECTORS OF THE CORPORATION

         J.V. SHIELDS, JR.* -- Chairman of the Board and Director; Trustee of The 59 Wall Street Trust; Managing Director, Chairman and Chief Executive Officer of Shields & Company; Chairman and Chief Executive Officer of Capital Management Associates, Inc.; Director of Flowers Industries, Inc.(1) His business address is Shields & Company, 140 Broadway, New York, NY 10005.

         EUGENE P. BEARD** -- Director; Trustee of The 59 Wall Street Trust (since April 1993); Vice Chairman - Finance and Operations of The Interpublic Group of Companies. His business address is The Interpublic Group of Companies, Inc., 1271 Avenue of the Americas, New York, NY 10020.


         DAVID P. FELDMAN** -- Director; Trustee of The 59 Wall Street Trust; Retired; Chairman and Chief Executive Officer - AT&T Investment Management Corporation (prior to October 1997); Director of Dreyfus Mutual Funds, Equity Fund of Latin America, New World Balanced Fund, India Magnum Fund, and U.S. Prime Properties Inc.; Trustee of Corporate Property Investors. His business address is 3 Tall Oaks Drive, Warren, NJ 07059.


         ALAN G. LOWY** -- Director; Trustee of The 59 Wall Street Trust (since April 1993); Secretary of the Los Angeles County Board of Investments (prior to March 1995). His business address is 4111 Clear Valley Drive, Encino, CA 91436.


         ARTHUR D. MILTENBERGER** -- Director; Trustee of The 59 Wall Street Trust; Vice President and Chief Financial Officer of Richard K. Mellon and Sons; Treasurer of Richard King Mellon Foundation; Director of Vought Aircraft Corporation (prior to September 1994), Caterair International (prior to April
1994); Member of Advisory Committee of Carlyle Group and Pittsburgh Seed Fund and Valuation Committee of Morgenthaler Venture Funds(2). His business address is Richard K. Mellon and Sons, P.O. Box RKM, Ligonier, PA 15658.


                                            OFFICERS OF THE CORPORATION

         PHILIP W. COOLIDGE -- President; Chief Executive Officer and President of Signature Financial Group, Inc. ("SFG"), 59 Wall Street Distributors, Inc. ("59 Wall Street Distributors") and 59 Wall Street Administrators, Inc. ("59 Wall Street Administrators") (since June 1993).

         JAMES E. HOOLAHAN -- Vice President; Senior Vice President of SFG.

         JOHN R. ELDER -- Treasurer; Vice President of SFG (since April 1995); Treasurer of Phoenix Family of Mutual Funds (prior to April 1995).

         LINDA T. GIBSON -- Secretary; Vice President and Assistant Secretary of SFG (since June, 1991); Assistant Secretary of 59 Wall Street Distributors and 59 Wall Street Administrators (since June 1993).

         MOLLY S. MUGLER -- Assistant Secretary; Vice President and Assistant Secretary of SFG; Assistant Secretary of 59 Wall Street
Distributors and 59 Wall Street Administrators (since June 1993).

         CHRISTINE A. DRAPEAU -- Assistant Secretary; Assistant Vice President of SFG (since January 1996); Paralegal and Compliance Officer, various financial companies (July 1992 to January 1996); Graduate Student, Bentley College (prior to December 1994).

-------------------------

* Mr. Shields is an "interested person" of the Corporation because of his affiliation with a registered broker-dealer.

** These Directors are members of the Audit Committee of the Corporation.

(1) Shields & Company, Capital Management Associates, Inc. and Flowers Industries, Inc., with which Mr. Shields is associated, are a registered broker-dealer and a member of the New York Stock Exchange, a registered investment adviser, and a diversified food company, respectively.

(2) Richard K. Mellon and Sons, Richard King Mellon Foundation, Vought Aircraft Corporation, Caterair International, The Carlyle Group and Morgenthaler Venture Funds, with which Mr. Miltenberger is or has been associated, are a private foundation, a private foundation, a business development firm, an aircraft manufacturer, an airline food services company, a merchant bank, and a venture capital partnership, respectively.

         Each Director and officer listed above holds the equivalent position with The 59 Wall Street Trust. The address of each officer is 6 St. James Avenue, Boston, Massachusetts 02116. Messrs. Coolidge, Hoolahan, and Elder and Mss. Gibson , Mugler and Drapeau also hold similar positions with other investment companies for which affiliates of 59 Wall Street Distributors serve as the principal underwriter.

         Except for Mr. Shields, no Director is an "interested person" of the Corporation as that term is defined in the 1940 Act.

DIRECTORS OF THE CORPORATION

         The Directors of the Corporation receive a base annual fee of $15,000 (except the Chairman who receives a base annual fee of $20,000) which is paid jointly by all series of the Corporation and The 59 Wall Street Trust and allocated among the series based upon their respective net assets. In addition, each series which has commenced operations pays an annual fee to each Director of $1,000.



                                                     Pension or                          Total
                                                     Retirement                          Compensation
                           Aggregate                 Benefits Accrued  Estimated Annual  from the Corporation
Name of Person,            Compensation              as Part of        Benefits upon     and  Fund Complex*
POSITION                   FROM THE CORPORATION      FUND EXPENSES     RETIREMENT        PAID TO DIRECTORS

J.V. Shields, Jr.,         $10,822                   none               none             $28,500
Trustee

Eugene P. Beard,           $ 9,492                   none               none              23,500
Trustee

David P. Feldman,          $ 9,492                   none               none              23,500
Trustee

Alan G. Lowy,              $ 9,492                   none               none              23,500
Trustee

Arthur D. Miltenberger,    $ 9,492                   none               none              23,500
Trustee


* The Fund Complex consists of the Corporation and The 59 Wall Street Trust which currently consists of three series.

         By virtue of the responsibilities assumed by Brown Brothers Harriman & Co. under the Investment Advisory Agreement and the Administration Agreement (see "Investment Adviser" and "Administrator"), the Corporation does not require employees other than its officers, and none of its officers devote full time to the affairs of the Corporation, or, other than the Chairman, receive any compensation from the Fund.

         As of January 31, 1998, the Corporation's Directors and officers as a group beneficially owned less than 1% of the outstanding shares of the Corporation. At the close of business on that date, no person, to the knowledge of management, owned beneficially more than 5% of the outstanding shares of the Fund except that the Catholic Charities Gift owned 85,435 (5.9%) shares of the Fund and Mr. Richard Goeltz owned 292,262 (20.2%) shares of the Fund and BBH Trust O'Hollaren IRA owned 56,621 (3.9%) shares of the Fund. The address of each of the above named is c/o Brown Brothers Harriman & Co., 59 Wall Street, New York, New York 10005. As of that date, partners of Brown Brothers Harriman & Co. and their immediate families owned an additional 3,776 (0.3%) shares of the Fund. Also, Brown Brothers Harriman & Co. Employee Pension Plan on that date held 186,111 (11.1%) shares of the Fund. Brown Brothers Harriman & Co. and its affiliates separately are able to direct the disposition of an additional 383,810 (22.9%) shares of the Fund, as to which shares Brown Brothers Harriman & Co. disclaims beneficial ownership.

INVESTMENT ADVISER

===============================================================================

         Under an Investment Advisory Agreement with the Corporation, subject to the general supervision of the Corporation's Directors and in conformance with the stated policies of the Fund, Brown Brothers Harriman & Co. provides investment advice and portfolio management services to the Fund. In this regard, it is the responsibility of Brown Brothers Harriman & Co. to make the day-to-day investment decisions for the Fund, to place the purchase and sale orders for portfolio transactions of the Fund , and to manage, generally, the investments of the Fund.

         The Investment Advisory Agreement between Brown Brothers Harriman & Co. and the Corporation is dated December 15, 1993 and remains in effect for two years from such date and thereafter, but only as long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940
Act) or by the Corporation's Directors, and (ii) by a vote of a majority of the Directors of the Corporation who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of the Corporation ("Independent Directors") cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement was most recently approved by the Independent Directors on December 17, 1997. The Investment Advisory Agreement terminates automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Directors of the Corporation, or by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) on 60 days' written notice to Brown Brothers Harriman & Co. and by Brown Brothers Harriman & Co. on 90 days' written notice to the Corporation. (See "Additional Information".)

         The investment advisory fee paid to the Investment Adviser is calculated daily and paid monthly at an annual rate equal to 0.25% of the Fund's average daily net assets. Prior to February 28, 1997, the Adviser received from the Fund a fee accrued daily, and paid monthly at an annual rate equal to 0.40% of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year. For the fiscal years ended October 31, 1995 , 1996, and 1997, the Fund incurred $40,190, $46,266, and $44,539, respectively, for advisory services.

         The Glass-Steagall Act prohibits certain financial institutions from engaging in the business of underwriting, selling or distributing securities and from sponsoring, organizing or controlling a registered open-end investment company continuously engaged in the issuance of its shares, such as the Fund. There is presently no controlling precedent prohibiting financial institutions such as Brown Brothers Harriman & Co. from performing investment advisory, administrative or shareholder servicing/eligible institution functions. If Brown Brothers Harriman & Co. were to terminate its Investment Advisory Agreement with the Corporation or were prohibited from acting in such capacity, it is expected that the Directors would recommend the shareholders that they approve a new investment advisory agreement for the Fund with another qualified adviser. If Brown Brothers Harriman & Co. were to terminate its Eligible Institution Agreement or Administration Agreement with the Corporation or were prohibited from acting in any such capacity, its customers would be permitted to remain shareholders of the Corporation and alternative means for providing shareholder services or administrative services, as the case may be, would be sought. In such event, although the operation of the Corporation might change, it is not expected that any shareholders would suffer any adverse financial consequences. However, an alternative means of providing shareholder services might afford less convenience to shareholders.

ADMINISTRATOR

===============================================================================

         The Administration Agreement between the Corporation and Brown Brothers Harriman & Co. (dated November 1, 1993) will remain in effect for two years from such date and thereafter, but only so long as such agreement is specifically approved at least annually in the same manner as the Investment Advisory Agreement (see "Investment Adviser"). The Independent Directors most recently approved the Corporation's Administration Agreement on December 17, 1997. The agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Directors of the Corporation or by a vote of the holders of a "majority of the Corporation's outstanding voting securities" (as defined in the 1940 Act). (See "Additional Information"). The

Administration Agreement is terminable by the Directors of the Corporation or shareholders of the Corporation on 60 days' written notice to Brown Brothers Harriman & Co. and by Brown Brothers Harriman & Co. on 90 days' written notice to the Corporation. The administrative fee payable to Brown Brothers Harriman & Co. from the Fund is calculated daily and payable monthly at an annual rate equal to 0.15% of the Fund's average daily net assets. For the fiscal years ended October 31, 1995 , 1996, and 1997 the Fund incurred $15,071, $17,350, and $17,260, respectively, for administrative services.


DISTRIBUTOR

===============================================================================

         The Distribution Agreement (dated September 5, 1990, as amended and restated February 12, 1991) between the Corporation and 59 Wall Street Distributors remains in effect indefinitely, but only so long as such agreement is specifically approved at least annually in the same manner as the Investment Advisory Agreement. (See "Investment Adviser".) The Distribution Agreement was most recently approved by the Independent Directors of the Corporation on February 24, 1998. The agreement terminates automatically if assigned by either party thereto and is terminable with respect to the Fund at any time without penalty by a vote of a majority of the Directors of the Corporation or by a vote of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act). (See "Additional Information".) The Distribution Agreement is terminable with respect to the Fund by the Corporation's Directors or shareholders of the Fund on 60 days' written notice to 59 Wall Street Distributors. The agreement is terminable by 59 Wall Street Distributors on 90 days' written notice to the Corporation.


FINANCIAL INTERMEDIARIES

===============================================================================

         One or more brokers which serve as Financial Intermediaries have been authorized by the Corporation to accept purchase and redemption orders for Fund shares on its behalf and are authorized to designate other intermediaries to accept purchase and redemption orders for Fund shares on the Corporation's behalf. The Corporation will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, such broker's authorized designee, accepts the order and such an order will be executed at the net asset value per share next determined after such acceptance.

NET ASSET VALUE; REDEMPTION IN KIND
===============================================================================

         The net asset value of each of the Fund's shares is determined each day the New York Stock Exchange is open for regular trading. (As of the date of this Statement of Additional Information, such Exchange is open every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.) This determination of net asset value of each share of the Fund is made once during each such day as of the close of regular trading on such Exchange by subtracting from the value of the Fund's total assets the amount of its liabilities, and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

         The value of investments listed on a securities exchange is based on the last sale prices as of the close of regular trading of the New York Stock Exchange (which is currently 4:00 P.M., New York time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such Exchange. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

         Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Directors. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities.

         Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Corporation's Directors. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired for the Fund was more than 60 days, unless this is determined not to represent fair value by the Directors.

         Subject to the Corporation's compliance with applicable regulations, the Corporation has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Corporation has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Corporation is obligated with respect to any one investor during any 90 day period to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets at the beginning of such 90 day period.

COMPUTATION OF PERFORMANCE

===============================================================================

         The average annual total rate of return of the Fund is calculated for any period by (a) dividing (i) the sum of the aggregate net asset value per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, (b) raising the quotient to a power equal to 1 divided by the number of years in the period, and
(c) subtracting 1 from the result.

         The total rate of return of the Fund for any specified period is calculated by (a) dividing (i) the sum of the aggregate net asset value per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, and (b) subtracting 1 from the result.

         The average annual total rate of return for the Fund for the period July 23, 1992 (commencement of operations) to October 31, 1997 was 4.50%. The average annual total rate of return for the Fund for the fiscal year ended October 31, 1997 was 3.40%. The average annual total rate of return for the Fund for the five-year period ended October 31, 1997 was 4.74%.


         Performance calculations should not be considered a representation of the average annual or total rate of return of the Fund in the future since the rates of return are not fixed.

Actual total rates of return and average annual rates of return depend on changes in the market value of, and dividends and interest received from, the investments held by the Fund and the Fund's expenses during the period.

         Total and average annual rate of return information may be useful for reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Fund's total rate of return fluctuates, and this should be considered when reviewing performance or making comparisons.

         Any "yield" quotation of the Fund consists of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a 30-day or one-month period and is calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

  The yield should not be considered a representation of the yield of the Fund in the future since the yield is not fixed. Actual yields depend on the type, quality and maturities of the investments held by the Fund, changes in interest rates on investments, and the Fund's expenses during the period.

         Yield information may be useful for reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Fund's yield does fluctuate, and this should be considered when reviewing performance or making comparisons.

FEDERAL TAXES

===============================================================================

         Each year, the Corporation intends to continue to qualify the Fund and elect that the Fund be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under Subchapter M of the Code the Fund is not subject to federal income taxes on amounts distributed to shareholders.

         Qualification as a regulated investment company under the Code requires, among other things, that (a) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or other income derived with respect to its business of investing in such securities; (b) less than 30% of the Fund's annual gross income be derived from gains (without offset for losses) from the sale or other disposition of securities held for less than three months; and (c) the holdings of the Fund be diversified so that, at the end of each quarter of its fiscal year, (i) at least 50% of the market value of the Fund's assets be represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets be invested in the securities of any one issuer (other than U.S. Government securities). In addition, in order not to be subject to federal income tax, at least 90% of the Fund's net investment income and net short-term capital gains earned in each year must be distributed to the Fund's shareholders.

         Gains or losses on sales of securities for the Fund are treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where a put has been acquired or a call has been written thereon for the Fund. Other gains or losses on the sale of securities are treated as short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities are generally treated as gains and losses from the sale of securities. If an option written for the Fund lapses or is terminated through a closing transaction, such as a repurchase for the Fund of the option from its holder, the Fund may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid in the closing transaction. If securities are sold for the Fund pursuant to the exercise of a call option written for it, the premium received is added to the sale price of the securities delivered in determining the amount of gain or loss on the sale. The requirement that less than 30% of the Fund's gross income be derived from gains from the sale of securities held for less than three months may limit the ability to write options and engage in transactions involving stock index futures.

         Certain options contracts held for the Fund at the end of each fiscal year are required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions are treated as long-term capital gain or loss, and the remainder are treated as short-term capital gain or loss regardless of how long such options were held. The Fund may be required to defer the recognition of losses on stock or securities to the extent of any unrecognized gain on offsetting positions held for it.

         RETURN OF CAPITAL. If the net asset value of shares is reduced below a shareholder's cost as a result of a dividend or capital gains distribution by the Fund, such dividend or capital gains distribution would be taxable even though it represents a return of invested capital.

         REDEMPTION OF SHARES. Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities would be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of Fund shares held one year or less is treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange of Fund shares is disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend or capital gains distribution in Fund shares.

         OTHER TAXES. The Fund may be subject to state or local taxes in jurisdictions in which it is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

DESCRIPTION OF SHARES

===============================================================================

         The Corporation is an open-end management investment company organized as a Maryland corporation on July 16, 1990. The Articles of Incorporation currently permit the Corporation to issue 2,500,000,000 shares of common stock, par value $0.001 per share, of which 25,000,000 shares have been classified as shares of The 59 Wall Street Inflation-Indexed Securities Fund. The Corporation currently consists of eight portfolios.

         Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the Corporation do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Corporation may elect all of the Directors of the Corporation if they choose to do so and in such event the other shareholders in the Corporation would not be able to elect any Director. The Corporation is not required and has no current intention to hold meetings of shareholders annually but the Corporation will hold special meetings of shareholders when in the judgment of the Corporation's Directors it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances (E.G., upon application and submission of certain specified documents to the Directors by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Directors. Shareholders also have the right to remove one or more Directors without a meeting by a declaration in writing by a specified number of shareholders. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable.

         Stock certificates are not issued by the Corporation.

         The Articles of Incorporation of the Corporation contain a provision permitted under Maryland Corporation Law which under certain circumstances eliminates the personal liability of the Corporation's Directors to the Corporation or its shareholders.

         The Articles of Incorporation and the By-Laws of the Corporation provide that the Corporation indemnify the Directors and officers of the Corporation to the full extent permitted by the Maryland Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Corporation. However, nothing in the Articles of Incorporation or the By-Laws of the Corporation protects or indemnifies a Director or officer of the Corporation against any liability to the Corporation or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         The Corporation may, in the future, seek to achieve the Fund's investment objective by investing all of the Fund's investable assets in a no-load, diversified, open-end management investment company having substantially the same investment objective as those applicable to the Fund. In such event, the Fund would no longer directly require investment advisory services and therefore would pay no investment advisory fees. Further, the administrative services fee paid from the Fund would be reduced. At a shareholder's meeting held on September 23, 1993, the Fund's shareholders approved changes to the investment restrictions of the Fund to authorize such an investment. Such an investment would be made only if the Directors believe that the aggregate per share expenses of the Fund and such other investment company would be less than or approximately equal to the expenses which the Fund would incur if the Corporation were to continue to retain the services of an investment adviser for the Fund and the assets of the Fund were to continue to be invested directly in portfolio securities.

         It is expected that the investment of the Fund in another investment company will have no preference, preemptive, conversion or similar rights, and will be fully paid and non-assessable. It is expected that the investment company will not be required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its trustees, it is necessary or desirable to submit matters for an investor vote. It is expected that each investor will be entitled to a vote in proportion to the share of its investment in such investment company. Except as described below, whenever the Corporation is requested to vote on matters pertaining to the investment company, the Corporation would hold a meeting of the Fund's shareholders and would cast its votes on each matter at a meeting of investors in the investment company proportionately as instructed by the Fund's shareholders.

PORTFOLIO TRANSACTIONS

===============================================================================

         Over-the-counter purchases and sales are transacted directly with principal market makers, except in those circumstances in which, in the judgment of the Investment Adviser, better prices and execution of orders can otherwise be obtained. If the Corporation effects a closing transaction with respect to a futures or option contract, such transaction normally would be executed by the same broker-dealer who executed the opening transaction. The writing of options by the Corporation may be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Corporation may write may be affected by options written by the Investment Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.



NOTE RATINGS

===============================================================================

         Notes rated MIG-1 by Moody's are judged to be of the best quality, enjoying strong protection from established cash flow of funds for their services or from established and broad-based access to the market for refinancing or both. Notes rated MIG-2 are judged to be of high quality with ample margins of protection, though not as large as MIG-1. The commercial paper rating Prime-1 is the highest commercial paper rating assigned by Moody's and denotes that the issuer has superior capacity for repayment. Among the factors considered by Moody's in assigning note and commercial paper ratings are the following: (i) evaluation of the management of the issuer; (ii) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (iii) evaluation of the issuer's products in relation to competition and customer acceptance; (iv) liquidity; (v) amount and quality of long-term debt; (vi) trend of earnings over a period of 10 years;
(vii) financial strength of a parent company and the relationships which exist with the issuer; and (viii) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.


         With respect to notes, an SP-1 rating indicates a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation. SP-2 denotes a satisfactory capacity to pay principal and interest. The commercial paper rating A-1 is the highest paper rating assigned by Standard & Poor's and indicates a strong degree of safety regarding timely payments. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Among the factors considered by Standard & Poor's in assigning bond, note and commercial paper ratings are the following: (i) trend of earnings and cash flow with allowances made for unusual circumstances, (ii) stability of the issuer's industry, (iii) the issuer's relative strength and position within the industry and (iv) the reliability and quality of management.

ADDITIONAL INFORMATION

===============================================================================

         As used in this Statement of Additional Information and the Prospectus, the term "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) currently means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less.

         Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors.

         A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when regular trading on such Exchange is restricted as determined by the Securities and Exchange Commission by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the net asset value of, the Fund's portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the Securities and Exchange Commission may permit.

         With respect to the securities offered by the Prospectus, this Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933. Pursuant to the rules and regulations of the Securities and Exchange Commission, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

         Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement.
 Each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS

===============================================================================

         The Annual Report of the Fund dated October 31, 1997 has been filed with the Securities and Exchange Commission pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder and is hereby incorporated herein by reference. A copy of the Annual Report will be provided, without charge, to each person receiving this Statement of Additional Information.

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